UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2009

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03               Bankruptcy or Receivership.

On August 24, 2009, The Reader’s Digest Association, Inc. (the “Company”) and its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Consolidated Case No. 09-23529) (the “Chapter 11 Cases”).  The Debtors continue to operate their business as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

The Court has scheduled a “first day” hearing to be held on August 25, 2009.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases on August 24, 2009, constituted an event of default or otherwise triggered repayment obligations under the following debt instruments (except as set forth in the paragraph immediately following):

•
Credit Agreement dated as of March 2, 2007, among the Company, Doctor Acquisition Co., RDA Holding Co., the Overseas Borrowers from time to time party thereto, JPMorgan, the Lenders, Citicorp North America, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Co-Syndication Agents, and The Royal Bank of Scotland Plc, as Documentation Agent (the “Credit Agreement”);

•	Indenture dated as of March 2, 2007, among the Company, the guarantors party thereto, and The Bank of New York, as trustee, relating to the Notes;

•
Guarantee and Collateral Agreement dated as of March 2, 2007, among Doctor Acquisition Co., RDA Holding Co., the Company, the guarantors identified therein and JPMorgan, as Administrative Agent, securing the borrowers’ obligations under the Credit Agreement.

The Company has approximately $1.6 billion outstanding under the Credit Agreement and $600 million of Notes outstanding.  As a result of the filing of the Chapter 11 Cases, with the exception of the Company’s outstanding Euro term loan facility (in the Euro equivalent of approximately US$100 million) in favor of certain of the Company’s German Subsidiaries, the default and acceleration of which was waived pursuant to the Waiver and Amendment, dated as of August 17, 2009, by and among the Company, RDA Holding Co., the Overseas Borrowers from time to time party thereto, including RD German Holdings GmbH, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto (a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on August 18, 2009), all indebtedness outstanding under the Credit Agreement and the Notes was accelerated and became due and payable, subject to an automatic stay of any action to collect, assert or recover a claim against the Company and the application of applicable bankruptcy law.

Item 7.01               Regulation FD Disclosure

Additional information on the Chapter11 Petitions, including access to documents filed with the Court and other general information about the Chapter 11 Cases is available at http://www.RDARestructuring.com. A copy of the press release dated August 24, 2009, announcing the filing of the Chapter 11 Cases, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.                                Description

99.1	Press Release dated August 24, 2009.

Cautionary Statement Regarding Forward-Looking Statements:

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations.  Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the Securities and Exchange Commission (“SEC”).  Many of the forward-looking statements contained in this Current Report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “plans,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity” and “potential,” among others.  Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report are set forth in other reports or documents that we file from time to time with the SEC, including our quarterly reports on Form 10-Q filed in 2009 and our most recent annual report on Form 10-K and include, but are not limited to:

•
the outcome of our discussions with our bondholders and the completion of our announced restructuring including the outcome and impact of our proceedings under Chapter 11 of the Bankruptcy Code on our business, financial condition and results of operations, including the Company’s ability to maintain contracts, trade credit and other customer and vendor relationships that are critical to its business and the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 proceedings;

•	our ability to secure additional support from our secured lenders and noteholders for our proposed restructuring plan;

•	general economic conditions in the markets in which we operate, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers;

•	changes in the demand for our products from our current estimates;

•	the loss of business with respect to, or the lack of commercial success of, our products;

•	our ability to achieve cost reductions;

•	the costs, timing and success of restructuring actions;

•	risks associated with conducting business in foreign countries;

•	competitive conditions impacting our customers and suppliers;

•	the cost and availability of raw materials;

•	the outcome of legal or regulatory proceedings to which we are or may become a party;

•	unanticipated changes in cash flow;

•	further impairment charges initiated by adverse industry or market developments; and

•	other risks described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.

By: /s/ Andrea Newborn
Name: Andrea Newborn
Date: August 24, 2009	Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release dated August 24, 2009.